ESCROW AGREEMENT

     This Escrow Agreement (this "Agreement") is entered into on June 30, 2000 by and Between Douglas May & Co., Inc., a Texas corporation ("May"), High Speed Net Solutions, Inc., a Florida corporation ("Buyer") and Douglas D. May, an individual residing in Dallas County, Texas ("Seller"), and American Escrow Company, a Texas corporation (the "Escrow Agent");

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer have entered into a Share Acquisition Agreement of even date herewith pursuant to which Buyer purchased all of the issued and outstanding stock of May, and is the sole shareholder of May.

     WHEREAS, pursuant to Section 4.8(b)of the Share Acquisition Agreement, Buyer has agreed to file a registration statement under the Securities Act of 1933, which will include the 45,572 shares of the $0.001 par value stock of
Buyer, delivered to the Seller pursuant to Section 1.2c) of the Share Acquisition Agreement, represented by Certificate Numbers ________ (the "Shares").

     WHEREAS,   pursuant  to  Section  4.8  (b)  of  the  Share  Acquisition
Agreement, Buyer has agreed to deposit the sum of $300,000.00 with Escrow Agent, to be paid to Seller, pursuant to the terms hereof, in the event that the Shares do not trade on the OTC-Bulletin Board or recognized Stock Exchange without restriction on or before the expiration of ninety (90) days from the date hereof.

     NOW, THEREFORE, for good and valuable consideration, including the mutual covenants set forth herein, the receipt and adequacy of which are hereby acknowledged, Seller, Buyer, May and Escrow Agent agree as follows:

         1. Duties of Escrow Agent. Escrow Agent shall act as Escrow Agent hereunder. Buyer and May have agreed to deliver to Escrow Agent the Escrow Funds, pursuant to the provisions of Section 2 hereof. Escrow Agent agrees to hold and disburse the Escrow Funds in accordance with the provisions of this Agreement. Escrow Agent shall, within one (1) business day, invest such funds for the benefit of May in such short term interest bearing obligations under May's tax payer identification number _____________________, as May shall approve. All interest accruing shall be for the benefit of the May and shall be paid to May. The Escrow Agent shall have no responsibility under this Agreement except for the investment and disbursement of the funds described herein. Additionally, Escrow Agent shall not be liable for any act or thing done or caused to be done by it under or pertaining to this Agreement or pertaining to such funds, except for the gross negligence or willful misconduct of Escrow Agent; and in the event of any conflicting demands made upon Escrow Agent, it may withhold performance under this Agreement until said conflicting demands are withdrawn or until the rights of the respective parties shall have been settled by a Court of competent jurisdiction.

         2. Deposit of Escrow Funds. May shall deposit the sum of Three Hundred Thousand Dollars ($300,000) collected from the Accounts Receivable of May ("Escrow Funds") with Escrow Agent on or before the expiration of ninety (90) days from the date of this Agreement.

     3. Utilization of Funds. Seller, Buyer and May agree that Escrow Agent shall utilize, disburse and deliver the Escrow Funds as follows:

                  (1) In the event that Buyer does not deliver to Escrow Agent, Seller and May a certificate of Buyer of its counsel to the effect that it has been advised by the Securities and Exchange Commission that the registration statement required by Section 4.8(b) has become effective (the "Certificate"), on or before the expiration of ninety (90) days from the date of this Agreement, Escrow Agent shall deliver the Escrow Funds to Seller upon receipt of the original share certificates representing the Shares from Seller. Escrow Agent shall thereafter deliver all interest earned on the Escrow Funds to May, and the Shares to Buyer.

                  (2) In the event that Buyer delivers to Escrow Agent, Seller and May the Certificate, on or before the expiration of ninety (90) days from the date of this Agreement, Escrow Agent shall deliver the Escrow Funds, and all accrued interest to May.

         4. Resignation of Escrow Agent. Escrow Agent may resign as Escrow Agent under this Agreement by giving written notice to Seller, Buyer, and May in accordance with the provisions of this Agreement at least thirty (30) days prior to the effective date of such resignation. Thereafter, Escrow Agent shall deliver any remaining funds held pursuant to this Agreement upon the joint written and signed order of Seller, Buyer and May. If no such order is received by Escrow Agent within thirty (30) days after the giving of such notice, Escrow Agent is authorized and empowered to deposit the funds by interpleader into the registry of a court of competent jurisdiction.

         5. Removal of Escrow Agent. Seller, Buyer and May may collectively agree to remove Escrow Agent, with or without cause, and appoint a substitute escrow agent or otherwise designate the disposition of the funds without other formality than giving joint written notice to Escrow Agent at Escrow Agent's address set forth below, in which event Escrow Agent shall deliver the funds in accordance with the joint written and signed instructions of Seller and Buyer, and shall thereupon be deemed to be removed as of the date designated in such notice, or if no date is designated, as of the date such delivery is made.

     6. Escrow Agent Not Party to Underlying Agreements. Escrow Agent is not a party to, or bound by any agreement which may be deposited under, evidenced by, or which arises out of the foregoing instructions.

         7. Escrow Agent Depository Only. Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

         8. Notice to Escrow Agent, Rescission, Modification. Escrow Agent shall not be required to take or be bound by notice of any default of any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of Escrow Agent of such default and unless it is indemnified in a manner satisfactory to it against any such expense or liability. These instructions shall not be subject to rescission or modification except upon receipt by Escrow Agent of written instruction of all the parties hereto or their successors in interest, and no such modification shall be effective unless and until consented to in writing by Escrow Agent.

     9. Reliance on Instructions. Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt, or other paper or document believed by Escrow Agent to be genuine and to be signed by the proper party or parties.

         10. Liability of Escrow Agent. Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct, and Escrow Agent shall have no duties to anyone except those signing these instructions.

         11. Reliance on Advice of Counsel. Escrow Agent may consult with legal counsel in the event of any dispute or questions as to the construction of the foregoing instructions, or Escrow agent's duties hereunder, and Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

         12. Compensation of Escrow Agent. For its ordinary services hereunder, Escrow Agent shall be entitled to an initial fee of $500.00, payable concurrently with its acceptance hereof. In the event that Escrow Agent performs any service not specifically provided hereinabove, or that there is any assignment or attachment of any interest in the subject matter of this escrow or any modification thereof, or that any controversy arises hereunder, or that Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or the subject matter hereof, Escrow Agent shall be reasonably compensated therefor and reimbursed for all costs and expenses occasioned thereby; and the parties hereto agree jointly and severally to pay the same and to indemnify Escrow Agent against any loss, liability, or expense incurred in any act or thing done by it hereunder, it being understood and agreed that Escrow Agent may interplead the subject matter of this escrow into any court of competent jurisdiction in Dallas county, Texas, and the act of such interpleader shall immediately relieve Escrow Agent of its duties, liabilities, and responsibilities hereunder.

         13. Notice. In the event any party hereunder desires or is required to give any notice to any other party, such notice shall be deemed delivered when the notifying party deposits same in the United States mail, certified mail, return receipt requested, postage prepaid, addressed to the person or entity at the address set forth below such party's signature hereto.

         14.      Miscellaneous Provisions.

     a. Business Day. The term "business day," as used herein, shall mean any calendar day that is not a Saturday, Sunday or legal holiday designated by the State of Texas.

     b. No Oral Modification. This Agreement may not be modified, amended or altered except by an agreement in writing signed by Seller, Buyer and Escrow Agent.

     c. Governing Law. This Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Texas, and the substantive laws of such state shall govern the validity, construction, enforcement and interpretation of this Agreement.

     d. Severability. If any covenant, provision, or term of this Agreement shall be held illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that this Agreement shall otherwise continue in full force and effect. It is the further intention of the parties that in lieu of each covenant, provision, or Agreement of this instrument that is held illegal, invalid, or unenforceable, there by added as a part hereof a clause or provision as may be possible and be legal, valid and enforceable.

     e. Entirety. This Agreement embodies the entire agreement between the parties, and supersedes all prior agreements and understanding, if any, relating to the subject matter hereof.

     f. Binding Effect and Assignment. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that neither party hereto may, without the prior written consent of the other, assign any rights, powers, duties, or obligations hereunder; and further provided, however, that this Agreement shall not inure to the benefit of any party other than the parties to this Agreement.

     g. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

     h. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken shall constitute one and the same Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     i. Time of the Essence. Time is of the essence of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective as of the day and year first above written.

                                            HIGH SPEED NET SOLUTIONS, INC.,
                                            a Florida corporation

                                            By _____________________________
                                               Name:
                                               Title:

                                           Address for Notices:

                                           High Speed Net Solutions, Inc.

                                           Attention: Robert Lowrey

                                            434 Fayetteville Street
                                            Suite 2120
                                            Raleigh, North Carolina  27601
                                            Telephone:  (919) 645-2610
                                            Telecopier: (919) 645-2611
                                            E-Mail:  rob.lowrey@hsns.com


                                            DOUGLAS MAY & CO., INC.,
                                            a Texas corporation

                                            By _____________________________
                                               Douglas D. May, President


                                           Address for Notices:

                                           Douglas May & Co., Inc.

                                            Attention:  Douglas D. May
                                            1600 Pacific Avenue
                                            Suite 1525
                                            Dallas, Texas  75201
                                            Telephone: (214) 720-7712
                                            Telecopier: (24) 720-7706
                                            E-Mail: doug@mayandco.com



                                            _______________________________
                                            Douglas D. May

                                         Address for Notices:

                                            1600 Pacific Avenue
                                            Suite 1525
                                            Dallas, Texas 75201
                                            Telephone: (214) 720-7712
                                            Telecopier: (214) 720-7706
                                            E-Mail: doug@mayandco.com



AGREED TO AND ACCEPTED BY ESCROW AGENT:

                                            AMERICAN ESCROW COMPANY,
                                            a Texas corporation

                                            By: ______________________________
                                            Its: _____________________________

                                            Address for Notices:
                                            2626 Howell Street
                                            10th Floor
                                            Dallas, Texas, 75204-4064
                                            Telephone:(214) 855-8895
                                            Telecopier:(214) 855-8848
                                            E-Mail: